UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 22, 2005



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                   0-26071                   06-1447017
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
    of incorporation)            File Number)             Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On March 22, 2005, EDGAR Online, Inc. (the "Company") restated its previously reported results for the fourth quarter and year ended December 31, 2004. The Company re-evaluated several factors used in its estimation of its allowance for doubtful accounts and recorded an additional $200,000 provision in order to reflect the possibility that certain customers will not fully satisfy their obligations to the Company. As a result of the restatement, the previously reported quarterly and annual net income/(loss) will be downwardly adjusted by $200,000, or $0.01 per share.

The following table details the restatement:


                                                        Restated                As Originally Reported
                                             ----------------------------    -------------------------------
                                             Three months                       Three months
                                                ended         Year ended           ended          Year ended
                                             December 31,    December 31,       December 31,     December 31,
                                                 2004            2004               2004             2004
                                             ------------    ------------    ------------------  ------------
(in thousands, except per share data)

Selling, general and administrative
  expenses                                      $ 3,324       $ 12,167            $ 3,124           $ 11,967
Operating loss                                  $(1,020)      $ (3,406)           $  (820)          $ (3,206)

Net income/(loss)                               $   197       $ (2,166)           $   397           $ (1,966)
Net Income/(loss) per share, basic and
diluted                                         $  0.01       $  (0.11)           $  0.02           $  (0.10)


Accounts receivable, net                                      $  1,895                              $  2,095

Total current assets                                          $  6,902                              $  7,102

Total assets                                                  $ 18,606                              $ 18,806

Accumulated deficit                                           $(46,310)                             $(46,110)

Total stockholders' equity                                    $ 14,413                              $ 14,613

Total liabilities and stockholders' equity                    $ 18,806                              $ 18,806


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 22, 2005, Morton Mackof resigned from the Board of Directors, effective immediately. Mr. Mackof will continue to serve in his capacity as Executive Vice President of Sales for the Company


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




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2005                      EDGAR ONLINE, INC.

                                           /s/ Susan Strausberg
                                           -------------------------------------
                                               Susan Strausberg
                                           Chief Executive Officer and President


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